UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2015, Pioneer Power Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC and Monarch Capital Group, LLC (collectively, the “Underwriters”), relating to an underwritten public offering of 1,125,000 shares (the “Underwritten Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). All of the Underwritten Shares are being sold by the Company. The offering price to the public of the Underwritten Shares is $4.00 per share. After deducting the total underwriting discount of $315,000, the Company expects to receive net proceeds from the offering of $4,185,000, before expenses. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 168,750 shares of Common Stock (the “Option Shares” and together with the Underwritten Shares, the “Shares”) at the public offering price less the underwriting discount.

The Underwritten Shares and any Option Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-194647) previously filed with the Securities and Exchange Commission (the “Commission”) on March 18, 2014 and declared effective by the Commission on May 9, 2014 (the “Registration Statement”). A prospectus supplement relating to the offering has been filed with the Commission. The offering is expected to close on or about September 30, 2015, subject to the satisfaction of customary closing conditions.

A copy of the legal opinion and consent of Haynes and Boone, LLP relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by the Underwriters of the Company, its directors and certain of its executive officers, and by the Company of the Underwriters, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and affords certain rights of contribution with respect thereto. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On September 25, 2015, the Company issued a press release announcing the pricing of the underwritten public offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 25, 2015, by and among Pioneer Power Solutions, Inc., Roth Capital Partners, LLC and Monarch Capital Group, LLC.
5.1	Opinion of Haynes and Boone, LLP.
23.1	Consent of Haynes and Boone, LLP (contained in Exhibit 5.1).
99.1	Press Release dated September 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: September 25, 2015	By:	/s/ Andrew Minkow
	Name:	Andrew Minkow
	Title:	Chief Financial Officer

- 3 -